EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
I, Robert Glaser, President, Chairman of the Board of Directors and Chief Executive Officer of RealNetworks, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of RealNetworks, Inc. on Form 10-K for the fiscal year ended December 31, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of RealNetworks, Inc.
Date: March 8, 2019

By:	/s/ ROBERT GLASER
Name:	Robert Glaser
Title:	Chairman and Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to RealNetworks, Inc. and will be retained by RealNetworks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.